ADVISORSHARES RESTAURANT ETF

Schedule of Investments

March 31, 2025 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 91.6%

Food – 16.4%
Nathan’s Famous, Inc.	2,100	$202,388
Performance Food Group Co.(a)	1,279	100,568
Sysco Corp.	1,183	88,772
US Foods Holding Corp.(a)	2,209	144,601
Total Food		536,329

Food Service – 3.1%
Aramark	2,895	99,935

Internet – 3.3%
DoorDash, Inc., Class A(a)	600	109,662

Retail – 68.8%
Brinker International, Inc.(a)	1,331	198,385
Cava Group, Inc.(a)(b)	1,177	101,704
Cheesecake Factory, Inc. (The)(b)	3,335	162,281
Chipotle Mexican Grill, Inc.(a)	2,132	107,048
Darden Restaurants, Inc.	993	206,306
Dine Brands Global, Inc.	3,274	76,186
Domino’s Pizza, Inc.	348	159,888
Dutch Bros, Inc., Class A(a)	2,152	132,864
El Pollo Loco Holdings, Inc.(a)	14,739	151,812
McDonald’s Corp.	172	53,728
Portillo’s, Inc., Class A(a)(b)	10,000	118,900
Potbelly Corp.(a)	8,500	80,835
Shake Shack, Inc., Class A(a)	1,197	105,539
Sweetgreen, Inc., Class A(a)	2,382	59,598
Texas Roadhouse, Inc.	1,135	189,125
Wingstop, Inc.	255	57,523
Yum China Holdings, Inc. (China)	2,961	154,150
Yum! Brands, Inc.	824	129,665
Total Retail		2,245,537

Total Common Stocks (Cost $2,505,333)		2,991,463

MONEY MARKET FUNDS – 16.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.18%(c)	285,801	285,801
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.29%(c)(d)	249,445	249,445
Total Money Market Funds (Cost $535,246)		535,246

Total Investments – 108.0% (Cost $3,040,579)		3,526,709
Liabilities in Excess of Other Assets – (8.0%)		(261,931)
Net Assets – 100.0%		$3,264,778

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $375,174; the aggregate market value of the collateral held by the fund is $391,203. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $141,758.
(c)	Rate shown reflects the 7-day yield as of March 31, 2025.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

March 31, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,991,463	$–	$–	$2,991,463
Money Market Funds	535,246	–	–	535,246
Total	$3,526,709	$–	$–	$3,526,709

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Food	16.4%
Food Service	3.1
Internet	3.3
Retail	68.8
Money Market Funds	16.4
Total Investments	108.0
Liabilities in Excess of Other Assets	(8.0)
Net Assets	100.0%